SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: JULY 30, 2001
                                          -------------
                        (Date of earliest event reported)


                             HELLER FINANCIAL, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


           1-6157                                        36-1208070
           ------                                        ----------
   (Commission File Number)                   (IRS Employer Identification No.)


500 West Monroe Street, Chicago, Illinois                    60661
-----------------------------------------                    -----
(Address of principal executive offices)                  (Zip Code)


                                 (312) 441-7000
                                 --------------
               Registrant's telephone number, including area code

Item 5.    Other Events.
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            On July 30, 2001, Heller Financial, Inc. (the "Registrant") and
General Electric Capital Corporation entered into a definitive merger agreement for General Electric Capital Corporation to acquire the Registrant for $5.3 billion in cash, or $53.75 per share. On July 30, 2001, the Registrant also entered into a letter agreement with The Fuji Bank, Limited, acting by and through its New York Branch, and General Electric Capital Corporation relating to the Amended and Restated Keep Well Agreement between The Fuji Bank, Limited and the Registrant, dated as of April 15, 1998. A copy of the merger agreement is attached hereto as Exhibit 2.1 and a copy of the letter agreement relating to the Amended and Restated Keep Well Agreement is attached hereto as Exhibit 10.1.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
-------    -------------------------------------------------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.


     2.1 Agreement and Plan of Merger, dated as of July 30, 2001, by and among General Electric Capital Corporation, Hawk Acquisition Corp. and Heller Financial, Inc.

    10.1 Letter Agreement, dated as of July 30, 2001, among Heller Financial, Inc., The Fuji Bank, Limited, acting by and through its New York Branch, and General Electric Capital Corporation.










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


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 3, 2001
        --------------


                                 HELLER FINANCIAL, INC.


                                 By:     /s/ Lauralee E. Martin
                                         ----------------------------
                                         Lauralee E. Martin
                                 Title:  Executive Vice President and
                                         Chief Financial Officer









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


                                  EXHIBIT INDEX

  Exhibit
  Number
  ------

     2.1 Agreement and Plan of Merger, dated as of July 30, 2001, by and among General Electric Capital Corporation, Hawk Acquisition Corp. and Heller Financial, Inc.

    10.1 Letter Agreement, dated as of July 30, 2001, among Heller Financial, Inc., The Fuji Bank, Limited, acting by and through its New York Branch, and General Electric Capital Corporation.











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